UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 8, 2016

LIBERTY TAX, INC.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-35588 (Commission File Number)	27-3561876 (I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia  23454
(Address of Principal Executive Offices)  (Zip Code)

(757) 493-8855
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On December 8, 2016, Liberty Tax, Inc. (the "Company") issued a press release regarding its earnings for the second quarter of the fiscal year ending April 30, 2017.  A copy of the release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference.  In addition, on December 8, 2016 at 8:30 a.m. Eastern Time, the Company will hold a teleconference for analysts, institutional investors and stockholders to discuss results for the second quarter of the fiscal year ending April 30, 2017.

The information under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.    Other Events

On December 8, 2016, the Company also announced that its Board of Directors approved a cash dividend to its stockholders.  The quarterly dividend of $0.16 per share will be paid on January 23, 2017 to stockholders of record at the close of business on January 12, 2017.

 Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated December 8, 2016 reporting second quarter results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX, INC.

Date: December 8, 2016	By:/s/ Vanessa Szajnoga
Vanessa Szajnoga
Vice President and General Counsel

EXHIBIT INDEX

Exhibit 99.1	Press Release dated December 8, 2016 reporting second quarter results.